--------------------------------------------------------------------------------
Fellow Shareholders
--------------------------------------------------------------------------------

Nineteen ninety-five was another record-breaking year for the stock market. The Dow Jones Industrial Average broke through 4000 then 5000 on the way to its best year since 1975. The Standard & Poor's 500 Stock Index recorded similarly strong gains. The market climbed steadily with less of a correction along the way than in any year on record. Sharply falling interest rates, a strong bond market, and a healthy economy were the primary stimulants to the strong stock market performance.

     Your fund performed well in both absolute and relative terms. Its 6-and 12-month returns of 20.6% and 44.3%, respectively, outstripped by a wide margin the unmanaged S&P 500 as well as the average growth mutual fund for both periods. New America Growth Fund celebrated its tenth birthday in September, and we are pleased to report that its 393.4% cumulative return since inception also outperformed the S&P 500 (367.9%) and the Lipper Growth Fund Average (301.9%).

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

                                                          Periods Ended 12/31/95
                                                          6 Months     12 Months
                                                          --------     ---------
New America Growth Fund                                    20.6%         44.3%
S&P 500                                                    14.5          37.6
Lipper Growth Fund
   Average                                                 11.1          30.8
--------------------------------------------------------------------------------

YEAR-END DISTRIBUTIONS

On December 26, the fund's Board of Trustees declared a short-term capital gain distribution of $0.26 per share and a long-term distribution of $1.49, payable to shareholders of record on that date. Your check or statement confirming this distribution was mailed in early January, and Form 1099-DIV, which you will need for your 1995 taxes, was sent toward month-end.

MARKET ENVIRONMENT

The major driver behind the 1995 market surge was the sharp decline in long-term interest rates from nearly 8% at year-end 1994 to under 6% by year-end 1995. Falling rates have underpinned this long bull market, which began in 1982. (When rates backtracked in 1994, the rally stalled.) The Federal Reserve reversed course in July 1995, cutting short-term rates for the first time in three years, as the economy appeared to have achieved a "soft landing" of slower but more sustainable growth. A related positive for the stock market was the lack of major inflationary pressures, and this together with falling rates enabled price/earnings ratios to expand.

     Corporate profit growth also continued to exceed expectations, while slowing from 1994's torrid pace. Strong profits and rising margins are a tribute to the increased competitiveness of U.S. companies in the global arena. Managements of most major U.S. corporations have undertaken massive cost-cutting programs, including layoffs and restructurings, to become more competitive and boost their stock prices.

     Another major contributor to last year's strong financial markets was Wall Street's perception of a changed political attitude in Washington. After winning control of Congress in the November 1994 elections, the Republicans pushed for sweeping changes to reduce the government's involvement in the economy and increase reliance on private market forces. This was viewed very favorably by stock and bond market investors. Not surprisingly, the reappearance of gridlock and infighting toward year-end, which cast doubt on deficit reduction and the proposed capital gains tax cut, stalled the market's advance, at least temporarily.

     The Fed's success in slowing growth led investors to seek companies that seemed likely to prosper regardless of the cyclical environment. Cyclical stocks, particularly consumer-related, lagged, while growth stocks did well. The current environment has been favorable for your fund, with its emphasis on high-growth companies operating primarily in noncyclical, service sector industries. This focus helped the fund outperform in 1995.

PORTFOLIO REVIEW

While technology stocks' impressive gains for much of the year grabbed the headlines, most growth stocks did well. Your fund generally shuns the more cyclical and volatile technology sector, but several large portfolio holdings benefited from the market's love affair with the Internet. AMERICA ONLINE, the fastest growing company in the burgeoning on-line services field, almost doubled in price after we bought it late in the second quarter. Top holding CUC INTERNATIONAL, which has a small but rapidly growing division offering on-line shopping and other services, was also touched by Internet euphoria and rose over 50% for the year.

     The market's search for companies with strong, consistent earnings growth intensified as the year went on and helped focus attention on many of our largest holdings. The top contributor to performance for the last six months and the full year was HFS, a leading franchiser of hotel brands including Howard Johnson, Ramada, and Days Inn. During 1995, the company entered the residential housing field by acquiring major franchiser, Century 21. HFS stock tripled in price during the year. Several leading HMOs, which came under pressure in the first half, contributed strongly to performance in the second half, namely UNITED HEALTHCARE and new holding PACIFICARE HEALTH SYSTEMS.

     Half of the fund's worst performers were in the consumer sector, where retailing and restaurant companies generally lagged, particularly late in the year as consumers pulled in their horns. Nevertheless, this sector produced some winners. Vitamin and health product retailer GENERAL NUTRITION rose more than 50% for the year, while men's sportswear designer TOMMY HILFIGER doubled following our initial purchase in March.

     After sharply paring our consumer holdings and boosting business services stocks in 1994, we made relatively small sector shifts in 1995, as shown in the table. Within the consumer sector, however, we continued to reduce our retailing and restaurant commitments while adding significantly to the media/communication field with new holdings such as CAPITAL CITIES/ABC, soon to close a merger with WALT DISNEY; cable TV companies COMCAST and COX COMMUNICATIONS; and leading paging company PAGING NETWORK. We also continued to build our business services holdings, adding large positions in ADT and OLSTEN.

--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------

                                                          12/31/94      12/31/95
                                                          --------      --------
Financial Services                                           12%            10%
Consumer Services                                            41             42
Business Services                                            43             46
Reserves                                                      4              2
                                                          --------      --------
   Total                                                    100%           100%
--------------------------------------------------------------------------------

        We continued to seek companies with exceptional growth prospects in all economic climates, and the portfolio's growth characteristics remained strong. Most portfolio companies plow their earnings back into their businesses rather than pay high dividends, so that they can maintain or increase their earnings momentum. In fact, many pay no dividends at all in order to help deliver sustainable earnings growth of 20% to 25% per year.

--------------------------------------------------------------------------------
Portfolio Characteristics
--------------------------------------------------------------------------------

                                                        New America
                                                        Growth Fund      S&P 500
                                                        -----------      -------
Earnings Growth Rate
   Estimated Next 5 Years                                  20.8%           7.0%
Profitability-Return on
   Equity Latest 12 Months                                 16.1           16.5
Dividend Yield on Stocks                                    0.4            2.3
P/E Ratio (Based on Next 12
   Months' Estimated Earnings)                             19.7X          15.8X
--------------------------------------------------------------------------------

OUTLOOK

Our outlook for the equity markets in 1996 remains positive. Most of the forces that underpinned the market's advance last year are still in place, albeit somewhat less pronounced. The economy continues to grow, inflation and interest rates remain low, and demand for U.S. equities is robust. On the negative side, corporate earnings growth is slowing and more companies are reporting earnings shortfalls. In Washington, the President and the Congress appear stalemated in their negotiations over the budget. Stock and bond markets are both undergoing corrections as we write, which should not be surprising given 1995's stellar advances.

     We continue to believe that the fund is well positioned for the economic environment we anticipate in 1996. Our portfolio companies should show strong earnings gains even as the overall rate of corporate profit growth slows. While your fund will always focus on service-related holdings, we may take advantage of the flexibility provided by our charter to gradually expand our exposure to promising nonservice businesses that meet our growth criteria. (The prospectus allows up to 25% of assets to be invested in such companies.) Any significant purchases outside the service sector will of course be discussed in our reports to you.

     While valuation levels have risen for many growth companies, we are comfortable with the portfolio's valuation level and optimistic that the fund will continue to generate attractive returns over the next several years.

                                 Respectfully submitted,

                                 /s/ John H. Laporte

                                 John H. Laporte
                                 President and Chairman of the
                                 Investment Advisory Committee


                                 /s/ Brian W.H. Berghuis

                                 Brian W.H. Berghuis
                                 Executive Vice President

January 18, 1996


--------------------------------------------------------------------------------
A Word on Market Corrections
--------------------------------------------------------------------------------

After the stock market's spectacular run in 1995, concerns about a "correction" have intensified. Most market observers consider a correction to be a short and sometimes steep decline following a period of rising prices. Moderate corrections of around 10% have been quite common, occurring on average about once every two years over the last half-century, according to Ned Davis Research.

     The market as measured by the Dow Jones Industrial Average has not experienced a moderate correction since early 1994. Furthermore, the Dow last hit a bear market bottom -- defined as a drop of at least 20% -- in October 1990. Therefore, it would not be surprising to see a modest pullback in 1996, on the order of 5% to 10%. In fact, as we write, the market has gotten off to a rocky start.

     Corrections are not only common, but can be beneficial for long-term investors, especially those who invest in regular amounts through dollar cost averaging. In a correction, overall stock prices decline, often leading to more attractive valuations and good buying opportunities. History has shown that investors who continue to buy through a downturn fare quite well. In fact, the Dow has proven resilient in the aftermath of past corrections of around 10%, taking an average of just six months to recover its losses, according to Ned Davis. (To realize the benefits of dollar cost averaging, you should be prepared to continuously purchase securities over a period of time, in up and down markets. This approach does not assure a gain nor protect you from a loss in declining markets.)

     We raise the issue of a market correction not as a prediction, but as a reminder that stock prices do not move in only one direction. If you are satisfied that your investments are appropriate for your various objectives, we recommend that you stay the course when a correction eventually occurs.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contributions to the Change in Net Asset Value Per Share
--------------------------------------------------------------------------------
T. Rowe Price New America Growth Fund

Six Months Ended December 31, 1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------
HFS                                                                          68c
United HealthCare                                                            43
CUC International                                                            29
PacifiCare Health Systems                                                    28
Paging Network                                                               27
America Online                                                               23
Paychex                                                                      23
Money Store                                                                  22
General Nutrition                                                            22
Tommy Hilfiger                                                               19
--------------------------------------------------------------------------------
Total                                                                       304c

--------------------------------------------------------------------------------
TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------
Office Depot                                                               - 23c
Loewen Group**                                                               10
Browning-Ferris**                                                             8
Dollar General**                                                              8
Mobile Telecommunication Technologies                                         7
Circuit City Stores                                                           6
PriceCostco                                                                   5
Vodafone                                                                      5
Sbarro                                                                        2
Micro Warehouse                                                               2
--------------------------------------------------------------------------------
Total                                                                      - 76c
================================================================================

*  Position added

** Position eliminated


Twelve Months Ended December 31, 1995
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------
HFS*                                                                         80c
CUC International                                                            58
First Data                                                                   45
Paychex                                                                      41
United HealthCare                                                            36
Money Store                                                                  35
General Nutrition                                                            34
MGIC Investment                                                              31
Paging Network*                                                              31
Tommy Hilfiger*                                                              29
--------------------------------------------------------------------------------
Total                                                                       420c

--------------------------------------------------------------------------------
TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------
Office Depot                                                               - 13c
AnnTaylor Stores**                                                           10
Sbarro                                                                        8
Autotote                                                                      6
Toys "R" Us**                                                                 6
Browning-Ferris**                                                             5
PriceCostco                                                                   5
Foundation Health**                                                           3
Pittston Services**                                                           2
Brinker                                                                       2
--------------------------------------------------------------------------------
Total                                                                      - 60c
================================================================================

--------------------------------------------------------------------------------
Twenty-Five Largest Holdings
--------------------------------------------------------------------------------
December 31, 1995

                                                                      Percent of
Company                                                               Net Assets
-----------------------------------------------------------------     ----------
CUC International                                                         3.9%
United HealthCare                                                         3.0
HFS                                                                       3.0
ADT                                                                       2.6
Paging Network                                                            2.4
Comcast                                                                   2.3
Viacom                                                                    2.3
General Nutrition                                                         2.3
Capital Cities/ABC                                                        2.1
First Data                                                                2.1
Vodafone                                                                  2.1
Franklin Resources                                                        2.0
Alco Standard                                                             2.0
Cardinal Health                                                           2.0
MGIC Investment                                                           2.0
Olsten                                                                    1.9

                                                                      Percent of
Company                                                               Net Assets
-----------------------------------------------------------------     ----------
Catalina Marketing                                                        1.8%
SunGard Data Systems                                                      1.8
Revco                                                                     1.8
ADVO                                                                      1.8
PacifiCare Health Systems                                                 1.8
Office Depot                                                              1.7
Columbia/HCA Healthcare                                                   1.7
Paychex                                                                   1.7
Quorum Health Group                                                       1.6
--------------------------------------------------------------------------------
Total                                                                    53.7%
================================================================================

--------------------------------------------------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------
Periods Ended December 31, 1995

             1 Year            5 Years             10 Years
             ------            -------             --------
             44.31%            22.80%               16.85%
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------


                             [GRAPH APPEARS HERE]



Note: The index return does not reflect expenses, which have been deducted from the fund's return.

--------------------------------------------------------------------------------
Investment Record
T. Rowe Price New America Growth Fund
--------------------------------------------------------------------------------

The table below shows the investment record of one share of the T. Rowe Price New America Growth Fund, purchased at the initial price of $10.00, for the period 9/30/85 through 12/31/95. Over this time, stock prices in general have risen. The results shown should not be considered as a representation of the income or capital gain or loss which may be realized from an investment made in the Fund today.



Per Share Data

                                  With Capital Gains and Income Dividends
                      Taken in Cash                   Reinvested in Additional Shares         Annual Total Return
           -------------------------------------   --------------------------------------        on Investment
 Year       Net         Capital                       Capital                                      % Change
 Ended     Asset         Gain           Income         Gain         Income      Value of      -------------------
 12/31     Value    Distributions/1/   Dividends   Distributions   Dividends   Investment      Fund       S&P 500
-------    ------   ----------------   ---------   -------------   ---------   ----------     ------      -------
1985/2/    $11.85           --              --            --           --        $11.85        18.5%       17.2%
1986        13.14        $0.30           $0.10         $0.30        $0.10         13.55        14.4        18.7
1987        10.45         1.39            0.06          1.46         0.06         12.28        -9.4         5.3
1988        12.38           --              --            --           --         14.55        18.5        16.5
1989        16.90         0.23              --          0.27           --         20.14        38.4        31.6
1990        14.66           --            0.17            --         0.20         17.67       -12.2        -3.1
1991        22.79         0.87              --          1.05           --         28.62        61.9        30.3
1992        24.86         0.18              --          0.23           --         31.45         9.9         7.6
1993        28.04         1.13              --          1.43           --         36.93        17.4        10.1
1994        25.42         0.53              --          0.70           --         34.19        -7.4         1.3
1995        34.91         1.75              --          2.35           --         49.34        44.3        37.6
-----------------------------------------------------------------------------------------------------------------
Total                    $6.38           $0.33         $7.79        $0.36
=================================================================================================================

/1/ Includes short-term capital gains of $0.24 in 1987; $0.24 in 1993; $0.08 in 1994; and $0.26 in 1995.

/2/ From inception 9/30/85 to 12/31/85.

--------------------------------------------------------------------------------
Statement of Net Assets
T. Rowe Price New America Growth Fund / December 31, 1995
--------------------------------------------------------------------------------
(values in thousands)

                                                                                      Value
                                                                                    ----------
----------------------------------------------------------------------------------------------
Common Stocks -- 98.0%
----------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 10.4%
INSURANCE -- 4.1%
   275,000 shs     ACE Limited.................................................     $   10,931
   375,000         MGIC Investment.............................................         20,344
   200,000         UNUM........................................................         11,000
                                                                                        42,275
INVESTMENT SERVICES -- 2.0%
   413,100         Franklin Resources..........................................         20,810
OTHER FINANCIAL SERVICES -- 4.3%
   100,000         Fannie Mae..................................................         12,412
   150,000         Freddie Mac.................................................         12,525
   100,000         Household International.....................................          5,913
   499,999         Mercury Finance.............................................          6,625
   437,500         Money Store.................................................          6,836
                                                                                        44,311
TOTAL FINANCIAL SERVICES                                                               107,396
----------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 41.7%
----------------------------------------------------------------------------------------------
RETAILING/GENERAL
  MERCHANDISERS -- 1.2%
   800,000     *   PriceCostco.................................................         12,300
RETAILING/SPECIALTY
  MERCHANDISERS -- 14.1%
   420,000     *   AutoZone....................................................         12,128
   500,000         Circuit City Stores.........................................         13,812
   725,000     *+  Cole National (Class A).....................................         10,059
   225,000     *   Eckerd......................................................         10,041
 1,000,000     *   General Nutrition...........................................         23,250
   250,000         Home Depot..................................................         11,969
   250,000     *   Kohl's......................................................         13,125
   900,000     *   Office Depot................................................         17,775
   650,000     *   Revco.......................................................         18,362
   350,000     *   Tommy Hilfiger..............................................         14,831
                                                                                       145,352
ENTERTAINMENT AND LEISURE -- 2.8%
   150,000     *   Mirage Resorts..............................................          5,175
   100,000     *   Viacom (Class A)............................................          4,588
   400,000     *   Viacom (Class B)............................................         18,950
                                                                                        28,713
MEDIA/COMMUNICATION SERVICES -- 16.4%
   350,000     *   AirTouch Communications.....................................          9,887
   300,000     *   America Online..............................................         11,194

                                                                                      Value
                                                                                    ----------
   175,000 shs     Capital Cities/ABC..........................................     $   21,591
   200,000     *   CellStar....................................................          5,225
   906,300         Comcast (Class A Special)...................................         16,483
   413,700         Comcast (Class A)...........................................          7,291
   700,000     *   Cox Communications
                      (Class A)................................................         13,650
   400,000         Frontier....................................................         12,000
   350,000         Gaylord Entertainment.......................................          9,713
   325,000     *   Mobile Telecommunication
                      Technologies.............................................          6,947
 1,020,000     *   Paging Network..............................................         24,544
   400,000     *   PanAmSat....................................................          8,850
   600,000         Vodafone ADR................................................         21,150
                                                                                       168,525
RESTAURANTS/FOOD DISTRIBUTION -- 2.2%
   250,000     *   Brinker.....................................................          3,781
   158,500     *   Lone Star Steakhouse
                      & Saloon.................................................          6,073
   300,000     *   Outback Steakhouse..........................................         10,781
   102,500         Sbarro......................................................          2,204
                                                                                        22,839
PERSONAL SERVICES -- 5.0%
 1,187,296     *   CUC International...........................................         40,516
   250,000         Service Corp................................................         11,000
                                                                                        51,516
TOTAL CONSUMER SERVICES                                                                429,245
----------------------------------------------------------------------------------------------
BUSINESS SERVICES -- 45.6%
----------------------------------------------------------------------------------------------
HEALTH CARE SERVICES -- 8.9%
   350,000         Columbia/HCA Healthcare.....................................         17,763
   250,086     *   HealthSouth.................................................          7,284
   207,100     *   PacifiCare Health Systems
                      (Class B)................................................         18,069
   772,000     *   Quorum Health Group.........................................         16,888
   475,000         United HealthCare...........................................         31,112
                                                                                        91,116
DISTRIBUTION SERVICES -- 5.9%
   250,000     *   Airgas......................................................          8,313
   450,000         Alco Standard...............................................         20,531
   375,000         Cardinal Health.............................................         20,531
   410,000     *   Patterson Dental............................................         11,121
                                                                                        60,496
COMPUTER SERVICES -- 6.8%
   400,000     *   BISYS Group.................................................         12,200
   300,000     *   Ceridian....................................................         12,375
    38,300     *   DST Systems.................................................          1,092

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                      Value
                                                                                    ----------
   317,180 shs     First Data..................................................     $   21,211
   154,500       * FIserv......................................................          4,625
   660,000       * SunGard Data Systems........................................         18,563
                                                                                        70,066
ENVIRONMENTAL SERVICES -- 2.6%
   458,900       * Sanifill....................................................         15,316
   600,000       * USA Waste Services..........................................         11,325
                                                                                        26,641
ENERGY SERVICES -- 4.3%
   325,000       * BJ Services.................................................          9,425
   350,000         Camco International.........................................          9,800
   225,000         Schlumberger................................................         15,581
   400,000       * Smith International.........................................          9,400
                                                                                        44,206
OTHER BUSINESS SERVICES -- 17.1%
 1,750,000       * ADT.........................................................         26,250
   700,000         ADVO........................................................         18,200
   300,000       * Catalina Marketing..........................................         18,825
   394,000       * Corporate Express...........................................         11,820
   200,000       * DIMAC.......................................................          5,450
   400,000       * Global DirectMail...........................................         11,000
   375,000       * HFS.........................................................         30,656
   213,000       * Micro Warehouse.............................................          9,266
   500,000         Olsten......................................................         19,750
   356,250         Paychex.....................................................         17,701
   150,000       * Viking Office Products......................................          6,984
                                                                                       175,902
TOTAL BUSINESS SERVICES                                                                468,427
MISCELLANEOUS COMMON STOCKS -- 0.3%                                                      2,638
TOTAL COMMON STOCKS (COST $652,848)                                                  1,007,706
----------------------------------------------------------------------------------------------
Short-Term Investments -- 2.0%
----------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 0.3%
$3,000,000         Wachovia Bank Georgia,
                      5.75%, 1/31/96...........................................          3,000
COMMERCIAL PAPER -- 1.7%
 5,000,000         ANZ (Delaware), 5.668%,
                      2/9/96...................................................          4,929
 5,000,000         Caisse des Depots
                      et Consignations,
                      4(2), 5.77%, 1/18/96.....................................          4,958

                                                                                      Value
                                                                                    ----------
$5,000,000         Cheltenham & Glouster,
                      5.58%, 2/8/96............................................     $    4,962
 1,000,000         International Nederland
                      Bank, 5.47%, 3/22/96.....................................            986
 1,187,872         Investments in Commercial
                      Paper through a joint
                      account, 5.90-6.05%,
                      1/2/96...................................................          1,187
                                                                                        17,022
TOTAL SHORT-TERM INVESTMENTS (COST $20,022)                                             20,022
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 100.0% OF
  NET ASSETS (COST $672,870)                                                         1,027,728
----------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES..................................................            482
                                                                                    ----------

NET ASSETS CONSIST OF:                                  Value
                                                       --------
Accumulated net realized gain/loss
   - net of distributions...........................   $  5,851
Net unrealized gain (loss)..........................    354,858
Paid-in-capital applicable to
   29,456,295 shares of no par
   value capital stock outstanding;
   unlimited number of
   shares authorized................................    667,501
                                                       --------
NET ASSETS.....................................................................     $1,028,210
                                                                                    ==========
NET ASSET VALUE PER SHARE......................................................         $34.91
                                                                                        ======
----------------------------------------------------------------------------------------------

   +  Affiliated company

   *  Non-income producing

4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
T. Rowe Price New America Growth Fund / Year Ended December 31, 1995
(in thousands)

INVESTMENT INCOME
Income
   Dividend.........................................................   $  3,126
   Interest.........................................................      1,824
                                                                       --------
   Total income.....................................................      4,950
                                                                       --------
Expenses
   Investment management............................................      5,554
   Shareholder servicing............................................      2,566
   Custody and accounting...........................................        155
   Prospectus and shareholder reports...............................        151
   Registration.....................................................        104
   Legal and audit..................................................         32
   Directors........................................................         21
   Miscellaneous....................................................         38
                                                                       --------
   Total expenses...................................................      8,621
                                                                       --------
Net investment income...............................................     (3,671)
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities..............................     58,011
Change in net unrealized gain or loss on securities.................    236,779
                                                                       --------
Net realized and unrealized gain (loss).............................    294,790
                                                                       --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...................   $291,119
                                                                       ========
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
T. Rowe Price New America Growth Fund
(in thousands)

                                                                                  Year Ended December 31,
                                                                                    1995           1994
                                                                                 ----------      ---------
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
   Net investment income.....................................................    $   (3,671)     $  (1,681)
   Net realized gain (loss)..................................................        58,011         13,346
   Change in net unrealized gain or loss.....................................       236,779        (61,025)
                                                                                 ----------      ---------
   Increase (decrease) in net assets from operations.........................       291,119        (49,360)
                                                                                 ----------      ---------
Distributions to shareholders
   Net realized gain.........................................................       (49,223)       (13,216)
                                                                                 ----------      ---------
Capital share transactions*
   Shares sold...............................................................       267,361        232,076
   Distributions reinvested..................................................        48,036         12,762
   Shares redeemed...........................................................      (175,229)      (155,234)
                                                                                 ----------      ---------
   Increase (decrease) in net assets from capital share transactions.........       140,168         89,604
                                                                                 ----------      ---------
Increase (decrease) in net assets............................................       382,064         27,028
NET ASSETS
Beginning of period..........................................................       646,146        619,118
                                                                                 ----------      ---------
End of period................................................................    $1,028,210      $ 646,146
                                                                                 ==========      =========
----------------------------------------------------------------------------------------------------------
 * Share information
   Shares sold...............................................................         8,445          8,663
   Distributions reinvested..................................................         1,396            508
   Shares redeemed...........................................................        (5,804)        (5,834)
                                                                                 ----------      ---------
   Increase (decrease) in capital shares outstanding.........................         4,037          3,337
                                                                                 ==========      =========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
T. Rowe Price New America Growth Fund / December 31, 1995

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New America Growth Fund, (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

A) Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities that are not traded on a particular day and securities that are regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

     Short-term debt securities are valued at their cost which, when combined with accrued interest, approximates fair value.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

B) Affiliated Companies - Investments in companies 5% or more of whose outstanding voting securities are held by the fund are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

C) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

A) Commercial Paper Joint Account - The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

B) Other - Purchases and sales of portfolio securities, other than short-term, aggregated $529,535,000 and $437,241,000, respectively, for the year ended December 31, 1995.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, $3,671,000 of undistributed net investment income was reclassified as a decrease to undistributed net realized gains during the year ended December 31, 1995. The results of operations and net assets were not affected by the reclassifications.

     At December 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $672,870,000 and net unrealized gain aggregated $354,858,000, of which $357,368,000 related to appreciated investments and $2,510,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the Manager) provides for an annual investment management fee, of which $586,000 was payable at December 31, 1995. The fee is computed daily and paid monthly,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

and consists of an Individual Fund Fee equal to 0.35% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Rowe Price-Fleming International, Inc. (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At December 31, 1995, and for the year then ended, the effective annual Group Fee rate was 0.34%. The fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.

     In addition, the fund has entered into agreements with the Manager and two wholly owned subsidiaries of the Manager, pursuant to which the fund receives certain other services. The Manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,289,000 for the year ended December 31, 1995, of which $241,000 was payable at period end.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
T. Rowe Price New America Growth Fund

                                                                 For a share outstanding throughout each period
                                                         --------------------------------------------------------------
                                                                             Year Ended December 31,
                                                          1995          1994          1993          1992          1991
                                                         --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............       $25.42        $28.04        $24.86        $22.79        $14.66
                                                         ------        ------        ------        ------        ------
Investment activities
   Net investment income..........................        (0.12)        (0.07)        (0.08)        (0.04)        (0.02)
   Net realized and unrealized gain (loss)........        11.36         (2.02)         4.39          2.29          9.02
                                                         ------        ------        ------        ------        ------
   Total from investment activities...............        11.24         (2.09)         4.31          2.25          9.00
                                                         ------        ------        ------        ------        ------
Distributions
   Net realized gain..............................        (1.75)        (0.53)        (1.13)        (0.18)        (0.87)
                                                         ------        ------        ------        ------        ------
NET ASSET VALUE, END OF PERIOD....................       $34.91        $25.42        $28.04        $24.86        $22.79
                                                         ======        ======        ======        ======        ======
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Total return......................................         44.3%        (7.4)%         17.4%          9.9%         61.9%
Ratio of expenses to average net assets...........         1.07%         1.14%         1.23%         1.25%         1.25%
Ratio of net investment income to
   average net assets.............................        (0.46)%       (0.27)%       (0.39)%       (0.44)%       (0.12)%
Portfolio turnover rate...........................         56.2%         31.0%         43.7%         26.4%         42.3%
Net assets, end of period (in thousands)..........   $1,028,210      $646,146      $619,118      $480,229      $231,729
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of
T. Rowe Price New America Growth Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price New America Growth Fund (the "Fund") at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with custodians and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Baltimore, Maryland
January 18, 1996

--------------------------------------------------------------------------------
Shareholder Services
--------------------------------------------------------------------------------

To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information and services--at no extra cost.

KNOWLEDGEABLE SERVICE REPRESENTATIVES

BY PHONE--Shareholder service representatives are available from 8:00 a.m. to 10:00 p.m., Monday - Friday, and weekends from 8:30 a.m. to 5:00 p.m ET. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

IN PERSON--Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.

AUTOMATED 24-HOUR SERVICES

     Tele*Access(R) (1-800-638-2587) provides information such as account balance, date and amount of your last transaction, latest dividend payment, and fund prices and yields. Additionally, you have the ability to request prospectuses, statements, account and tax forms; reorder checks; and initiate purchase, redemption, and exchange orders for identically registered accounts.

     PC*Access(R) provides the same information as Tele*Access, but on a personal computer via dial-up modem.

ACCOUNT SERVICES

     Checking--Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield Fund and Emerging Markets Bond Fund).

     Automatic Investing--Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.

     Automatic Withdrawal--If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

     Dividend and Capital Gains Payment Options--Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

INVESTMENT INFORMATION

     Combined Statement--A comprehensive overview of your T. Rowe Price accounts. The summary page gives your earnings by tax category, provides total portfolio value, and lists your investments by type--stock, bond, and money market. Detail pages itemize account transactions by fund.

     Shareholder Reports--Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

     The T. Rowe Price Report--A quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

     Performance Update--A quarterly report reviewing recent market developments and providing comprehensive performance information for every T. Rowe Price fund.

     Insights--A library of information that includes reports on mutual fund tax issues, investment strategies, and financial markets.

     Detailed Investment Guides--Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, Retirement Planning Kit (also available on disk for PC use), and Guide to Risk-Adjusted Performance can help you determine and reach your investment goals.

DISCOUNT BROKERAGE

You can trade stocks, bonds, options, precious metals, and other securities at a substantial savings over regular commission rates. Call a shareholder service representative for more information.

--------------------------------------------------------------------------------
ANNUAL REPORT
--------------------------------------------------------------------------------

T. Rowe Price
-------------
NEW AMERICA GROWTH
FUND

DECEMBER 31, 1995

                              [LOGO APPEARS HERE]


FOR YIELD, PRICE, LAST TRANSACTION,
AND CURRENT BALANCE, 24 HOURS,
7 DAYS A WEEK, CALL:
1-800-638-2587 toll free
625-7676 Baltimore area

FOR ASSISTANCE WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

T. ROWE PRICE
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price New America Growth Fund/(R)/.


Invest With Confidence/(R)/   [LOGO APPEARS HERE]
T. Rowe Price

NAG